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                                                                    Exhibit 23.2
                                                                    ------------



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the D.O.S. Ltd. 1993 Stock Option Plan of our report dated February 17, 1996, with respect to the consolidated financial statements and schedules of Tuboscope Vetco International Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.


                                            /s/ Ernst & Young LLP

Houston, Texas
May 30, 1996